SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: July 30, 1999



                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


         MINNESOTA                   0-21534                    41-1663712
         ---------                   -------                    ----------

     (State or other          (Commission File No.)        (IRS Employer ID No.)
      jurisdiction
    of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (612) 925-8840
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

     (a) Reference is made to the Press Release issued to the public by the Registrant on August 4, 1999, and attached hereto as an exhibit, relating to the purchase of 51% of Curious Pictures Corporation from the four principals of Curious Pictures Corporation.

     (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB, for the year ended December 31, 1998.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          99.1 Press Release dated August 4, 1999.

          99.2 Purchase Agreement dated as of July 27, 1999 and effective as of August 1, 1999, by and among Children's Broadcasting Corporation, a Minnesota corporation; Harmony Holdings, Inc., a Delaware corporation; Curious Pictures Corporation, a New York corporation; and Susan Holden; Stephen Oakes; Richard Winkler; and David Starr, as individuals.

          99.3 Curious Stock Agreement dated as of July 27, 1999 and effective as of August 1, 1999, by and among Children's Broadcasting Corporation, a Minnesota corporation; Harmony Holdings, Inc., a Delaware corporation; and Susan Holden; Stephen Oakes; Richard Winkler; and David Starr, as individuals.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 1999                        CHILDREN'S BROADCASTING CORPORATION




                                      BY:    /s/ James G. Gilbertson
                                             -----------------------
                                             James G. Gilbertson
                                      ITS:   Chief Operating Officer and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Press Release dated August 4, 1999.

99.2 Purchase Agreement dated as of July 27, 1999 and effective as of August 1, 1999, by and among Children's Broadcasting Corporation, a Minnesota corporation; Harmony Holdings, Inc., a Delaware corporation; Curious Pictures Corporation, a New York corporation; and Susan Holden; Stephen Oakes; Richard Winkler; and David Starr, as individuals.

99.3 Curious Stock Agreement dated as of July 27, 1999 and effective as of August 1, 1999, by and among Children's Broadcasting Corporation, a Minnesota corporation; Harmony Holdings, Inc., a Delaware corporation; and Susan Holden; Stephen Oakes; Richard Winkler; and David Starr, as individuals.